EXHIBIT 1

AGREEMENT OF JOINT FILING

                       In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other persons signatory below of a statement on Schedule 13D or any amendments thereto, with respect to the common stock of THE BRAZIL FUND, INC., and that this Agreement be included as an attachment to such filing. This Agreement may be executed in any number of counterparts each of which shall be deemed an original and all of which together shall be deemed to constitute one and the same Agreement.

                       IN WITNESS WHEREOF, the undersigned hereby execute this Agreement on the 18th day of April, 2003.

                                                                                            CARROUSEL FUND LTD.

Date:   April 18, 2003                                                         By: /s/ Christopher D. Christian
                                                                                              Christopher D. Christian
                                                                                             Attorney-in-Fact*

                                                                                            CARROUSEL CAPITAL LTD.

Date:   April 18, 2003                                                         By: /s/ Christopher D. Christian
                                                                                              Christopher D. Christian
                                                                                             Attorney-in-Fact*

                                                                                            BRUNO SANGLE-FERRIEE

Date:   April 18, 2003                                                         By: /s/ Christopher D. Christian
                                                                                              Christopher D. Christian
                                                                                             Attorney-in-Fact*

*Pursuant to Power of Attorney filed herein.